SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):  August 28, 2002

EOS INTERNATIONAL, INC. (Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)

0-15586 (Commission File Number)	52-1373960 (IRS Employer Identification No.)

888 7th Avenue, 13th Floor, New York, New York (Address of principal executive offices)	10106 (Zip Code)

(212) 887-6869 (Registrant’s telephone number)

Not Applicable (Former name or former address, if changed since last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events

On August 28, 2002, Eos International, Inc. issued a press release announcing that on August 28, 2002, it secured a $500,000 unsecured line of credit from JP Morgan Chase Bank.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements

(b)	Pro Forma Financial Information

(c)	Exhibits.

Exhibit No.	Title

10.93	Grid Demand Promissory Note delivered by Eos International, Inc. to JP Morgan Chase Bank, dated as of August 19, 2002

99	Press Release, dated August 28, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2002	EOS INTERNATIONAL, INC. By: JACK B. HOOD —————————————— Jack B. Hood Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

10.93	Grid Demand Promissory Note delivered by Eos International, Inc. to JP Morgan Chase Bank, dated as of August 19, 2002

99	Press Release, dated August 28, 2002